Exhibit 1

                             Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D or any successor form (including amendments thereto) and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. The persons named below further agree that Carlos Eduardo Aldrete Ancira has full power and authority, with full power of substitution, to act alone in the name of, and for and on behalf of, each of the undersigned, whether in their capacities as holders of securities of Fomento Economico Mexicano, S.A. de C.V. or as beneficiaries or members of the technical committee of the Irrevocable Trust No. F-29487-6 of Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero, in any matter in connection with their joint filings on behalf of each of them of a statement on Schedule 13D or any successor form (including amendments thereto).

This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Agreement this 14th day of November, 2003.

/s/                                        /s/
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Bancomer, S.A. F/25078-7                   Eugenio Garza Laguera

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Paulina Garza Gonda de Marroquin           Barbara Garza Gonda de Braniff

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Mariana Garza Gonda de Trevino Bryan       Eva Gonda de Garza

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Eva Garza Gonda de Fernandez               Consuelo Garza Laguera de Garza

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Alfonso Garza Garza                        Patricio Garza Garza

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Juan Carlos Garza Garza                    Eduardo Garza Garza

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Eugenio Garza Garza                        Alberto Bailleres

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Maria Teresa G. de Bailleres               Inversiones Bursatiles Industriales,
                                           S.A. de C.V.

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Corbal, S.A. de C.V.                       Magdalena M. de David

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Alepage, S.A.                              Bancomer, S.A. F/29013-0

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Max David Michel                           Juan David Michel

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Monique David de VanLathem                 Renee Michel de Guichard

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Magdalena Guichard Michel                  Rene Guichard Michel

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Miguel Guichard Michel                     Graciano Guichard Michel

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Juan Guichard Michel                       Franca Servicios, S.A. de C.V.

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/s/ Bancomer, S.A. F/29490-0